UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period:	August 1, 2014 – January 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PLVEX

Putnam Low Volatility Equity Fund

Semiannual report
1 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Low Volatility Equity
Fund

Semiannual report
1 | 31 | 15

Message from the Trustees	1
Performance snapshot	2
Interview with your fund’s portfolio managers	3
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16

Consider these risks before investing: Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. There may be times when stocks in the fund’s portfolio exhibit higher volatility than we expect, are not correlated with market movements as we expect, or underperform the markets. By selling covered call options, the fund limits its opportunity to profit from an increase in the price of the underlying portfolio securities, but continues to bear the risk of a decline in the value of these securities. The fund also risks losing all or part of the cash paid for purchasing put options. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery is gaining steam, with three consecutive quarters of positive GDP growth, accelerated hiring, and rising consumer confidence, which recently hit multi-year highs. U.S. markets, however, have experienced some turbulence since the start of the year.

Cheaper energy prices benefit consumers and many businesses, but the sharp decline in oil prices has also fostered uncertainty. A stronger U.S. dollar may hurt profits for many large multinational companies headquartered in the United States that rely on exports for growth. In addition, investors appear to be anticipating when the Federal Reserve will begin raising interest rates. Overseas growth, meanwhile, remains tepid at best.

In an economically uncertain environment, it can be worthwhile to consider a range of investment opportunities. Putnam invests across many asset classes and pursues flexible strategies that seek out opportunities for growth or income with careful awareness of risk. Our experienced equity and fixed-income teams employ new ways of thinking and integrate innovative investment ideas into time-tested, traditional strategies. In today’s environment, it is also important to rely on your financial advisor, who can ensure your portfolio matches your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

March 11, 2015

Performance
snapshot

Annualized total return (%) comparison as of 1/31/15

The fund — class A shares before sales charge
Putnam Low Volatility Equity Fund (PLVEX)
Fund's benchmark
S&P 500 Index
Fund's Lipper peer group average
Large-Cap Core Funds
9.66
16.73
14.95
10.06
14.22
11.71
4.83
4.37
3.00
LIFE OF FUND (since 3/18/13)
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.

2     Low Volatility Equity Fund

Interview with your fund’s portfolio managers

Robert J. Schoen

Adrian H. Chan, CFA

How did the fund perform during the six-month reporting period ended January 31, 2015 — a period that saw ongoing growth in the broad U.S. equity market?

Rob: Putnam Low Volatility Equity Fund seeks a total return comparable to that of the U.S. equity market, but with lower volatility, over a full market cycle (generally at least three years). Though the fund is only about two years old, we believe that our pursuit of that objective has fared reasonably well. For this most recent six-month period, the fund produced a gain of 4.83% at net asset value, compared with a return of 4.37% for the S&P 500 Index, the fund’s benchmark and a commonly used bellwether for the broad U.S. stock market. The fund achieved this outperformance through our selection of low-beta stocks — that is, stocks that typically demonstrate relatively low volatility. Interestingly, the past six months was not a period when there was extraordinary volatility and, in fact, volatility within the S&P 500 Index was below average, in spite of some episodic ups and downs.

Adrian: There were indeed some significant downward movements in the U.S. equity market during the period, which began August 1, 2014. In October, there was a dramatic market pullback, driven by a variety of geopolitical and economic concerns. During January 2015, the markets also retreated a bit. Overall, however, between

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/15. See pages 2 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Low Volatility Equity Fund     3

these episodic pullbacks, the broad equity market marched steadily upward, with the S&P 500 Index touching a record high in December. As Rob mentioned, market volatility remained below average for the period as a whole. We believe that the relative strength of the U.S. equity market was driven by a number of factors, including that the United States remained the engine of global growth, corporate profits for U.S. companies outpaced those of most foreign companies, and the Federal Reserve’s accommodative monetary policy continued to keep short-term interest rates low, helping to stimulate economic growth.

Investors in U.S. equities appear to be fairly optimistic at this time. Is that your view?

Rob: I think that’s a reasonable view as we end this most recent six months. Broadly speaking, what derails equity markets is the threat of economic recession, and as we enter the midwinter months of 2015, I don’t see any credible evidence of recession, nor do I see any real threat of inflation, which can also stall market momentum. While there will always be issues for investors to worry about, it’s also true that the markets tend to climb a “wall of worry” — with investors reacting to short-term concerns and later showing their confidence that those concerns can be resolved. This is the kind of behavior we saw over the past six months, with the U.S. market consistently improving.

Adrian: As Rob pointed out, investor psychology is often at the root of these episodic market movements. What we’ve seen recently is that when an initial market scare is followed by some resolution to the concerns, investors have tended to shrug off

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 1/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

*The unclassified sector includes exchange-traded funds and other securities not able to be classified by sector.

4     Low Volatility Equity Fund

“The relative strength of the U.S. equity
market was driven by a number of
factors, including that the United
States remained the engine of
global growth.”

Adrian Chan

the bad news and buy back into the market. This process causes equity indexes to shoot back up and volatility measures to drop down.

What helped the fund outperform its benchmark?

Rob: As I mentioned earlier, the fund’s outperformance was entirely attributable to stock picking. Because the fund was designed for investors who are averse to stock market volatility but still want to benefit from the long-term growth potential of equities, our security selection process focuses on low-beta, or low-volatility, stocks. During the past six months, low-beta stocks had higher returns than their high-beta counterparts, so our low-volatility strategy was a big benefit.

Also, Adrian and I run the fund on a sector-neutral basis, meaning we seek to keep our sector allocations in line with those of the S&P 500 Index. That is why we can attribute the performance to security selection rather than sector allocation. Where our strategy distinguishes itself is that our quantitative models — and, to a lesser extent, our fundamental research — help us identify what we believe are the best low-beta stocks in each sector.

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Low Volatility Equity Fund     5

What individual holdings were the biggest contributors during the period?

Rob: Among our top contributors versus the S&P 500 Index were three stocks in which the fund held relative overweights. Altria Group, a large U.S. multinational corporation and one of the world’s biggest tobacco companies, has historically been a classic low-beta, stable-earnings growth stock, and its results during the period were solid, particularly versus its counterparts in the strong-performing consumer staples sector. Another key selection for the fund was The Home Depot, a U.S. retailer of home improvement and construction products. Its ongoing earnings momentum distinguished this low-beta stock from others in the more high-beta consumer discretionary sector. Duke Energy, the largest electric power holding company in the United States, is a utilities stock that rose with most others in this sector. It is an interest-rate-sensitive sector, which produced the biggest sector return in the S&P 500 Index as rates fell and bonds rallied. We subsequently sold our positions in The Home Depot and Duke Energy during the reporting period.

Adrian: Another significant contributor to our performance versus the benchmark was a decision to underweight Microsoft, the U.S. multinational software and services behemoth. We chose to own less of this stock than is represented in the S&P 500 Index mainly because it did not fit our low-beta stock-selection profile; Microsoft has had a higher beta than the index as a whole. I think it’s fair to say that our decision to underweight was also partially swayed by the fact that our fundamental security analysts here at Putnam were not enthusiastic about

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Low Volatility Equity Fund

the stock’s prospects. Therefore, with the company’s earnings under pressure and its stock price struggling during the period, our decision to underweight Microsoft was helpful relative to the benchmark.

Which stocks detracted from relative performance?

Rob: Again, bearing in mind that we run the fund with a sector-neutral approach, I would point out that sometimes, even though we may choose to own some of the strongest low-beta performers in a particular sector, if the sector itself does poorly — as was the case with energy during the past six months — then our selections could show up as detractors. Such was the case with two energy companies — oil refiner and distributor Phillips 66 and independent exploration and production company ConocoPhillips — both of which beat many of their competitors, but still detracted because of the energy sector’s poor overall results. We sold our positions in Phillips 66 and ConocoPhillips during the reporting period.

Adrian: Also detracting from our relative results were an average overweight to Viacom — a stock we no longer hold — and an underweight to Apple. Viacom, a large mass media company with interests in cinema and cable television, saw its shares tumble during the period based on shrinking earnings forecasts, which made our overweight the most significant drag on the fund’s relative performance during the period. Meanwhile, our underweight to Apple hurt, as the consumer electronics innovator continued to grow its earnings and was rewarded by a climbing stock price.

How did the fund’s options strategy affect performance during the past six months?

Rob: The fund implements an underlying options strategy in an effort to reduce volatility in the portfolio and smooth out its long-term performance. To accomplish this, we write (or sell) short-term index call options on the S&P 500 Index, from which we earn a premium for giving up the potential of realizing unusually high returns in the short term, should they occur. This call-writing strategy is negatively correlated to equity returns, but can detract when equity returns rise sharply. We also buy long-term index put options. Puts — which give us the right to sell assets at an agreed-upon price — are expensive to purchase and can reduce returns, but they also can lower volatility enough to improve the portfolio’s risk-adjusted return potential. In essence, our option strategies allow us to sell some potential upside performance in order to provide greater downside protection in the event of broad losses on the index level.

Adrian: Overall, the options strategy we generally employ proved to be a drag on our results versus the S&P 500 Index during the reporting period. As Rob noted, puts are expensive to purchase and we often expect to lose money on them. They can, however, be an effective strategy for downside protection, but as the market was up during the period, we actually lost money on our purchase of put options. On the other hand, we generally expect to make money through our sale of short-term index call options. For the most part, that strategy worked pretty well during the six-month period. But, as you will recall, I mentioned a big pullback in U.S. equities in October 2014. Unfortunately, we wrote some call options at what turned out to be the bottom of that steep decline and therefore missed out on some of the upside that occurred when the market rebounded so quickly in the subsequent month. Despite this hiccup in October, our overall call-writing strategy performed better than other call-writing benchmarks, such as the CBOE S&P 500 BuyWrite Index.

Rob and I actively manage our options strategies to reflect our current expectations of market volatility, and we typically adjust

Low Volatility Equity Fund     7

our use of these strategies based on anticipated changes with the intent of smoothing out the long-term effects of the market’s inevitable ups and downs. In the current market environment, with volatility levels falling, we have chosen to diversify our call-writing exposure.

What is your outlook for the stock market and volatility during the next several months?

Rob: We remain constructive on the U.S. equity market and believe equities could go higher during the year. We base this view mainly on what we see as a solid economic environment in the United States. At the same time, we are somewhat concerned about the market’s hunger for higher corporate profits going forward, especially the future profits of many multinational companies, which are likely to face pressure because of weaker global demand and the effects of the rising U.S. dollar on American exports. We also are concerned about the potential for higher bond yields during the year and will likely minimize the duration risk, or sensitivity to interest-rate changes, in our stock selection strategy.

Adrian: I would add that while we remain constructive, we believe that the bull market that we’ve seen develop over the past six years may be getting a little long in the tooth. That said, the construction of this portfolio is based on exposure to low-volatility securities and, as such, the fund is prepared to take advantage of further upside in the equity market, while also being prepared for any correction that might occur down the road.

Gentlemen, thanks for your insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Schoen is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Stern School of Business at New York University and a B.A. from Tufts University. Rob joined Putnam in 1997 and has been in the investment industry since 1990.

Portfolio Manager Adrian H. Chan holds an M.B.A. from The Wharton School, University of Pennsylvania, and an A.B. from Harvard University. Adrian has been in the investment industry since he first joined Putnam in 2003.

8     Low Volatility Equity Fund

IN THE NEWS

How can an increase in the unemployment rate — to 5.7% in January 2015 from 5.6% in December 2014 — mean good news? The answer: More than one million people entered the workforce in January — which includes those actively seeking work. This is good news because it appeared that many people had abandoned looking for a job altogether in the wake of the Great Recession. That’s changing. The labor participation rate ticked up to 62.9% in January from 62.7% in December, according to the Bureau of Labor Statistics (BLS). Many believe that, for the economic recovery to continue, more people who have been sitting on the sidelines will need to reenter the labor market, even though they may not land a job right away. The BLS also noted that 257,000 jobs were added in January, slightly above expectations. More importantly, figures from previous months were revised higher: There were 329,000 additional jobs in December and an even more impressive 423,000 jobs in November. The BLS also reported a gain in average hourly earnings, which rose 0.5% in January after declining slightly in December. Wage growth might be luring people back to the workforce, particularly within lower-paying industries such as retail.

Low Volatility Equity Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	18.80%	11.97%	17.11%	13.11%	17.13%	17.13%	17.63%	13.51%	19.29%
Annual average	9.66	6.24	8.82	6.81	8.83	8.83	9.08	7.02	9.90
1 year	10.06	3.73	9.14	4.14	9.25	8.25	9.36	5.53	10.25
6 months	4.83	–1.19	4.41	–0.59	4.42	3.42	4.54	0.88	4.93

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/15

	S&P 500 Index	Lipper Large-Cap Core Funds category average*
Life of fund	33.51%	29.79%
Annual average	16.73	14.95
1 year	14.22	11.71
6 months	4.37	3.00

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, and life-of-fund periods ended 1/31/15, there were 872, 859, and 822 funds, respectively, in this Lipper category.

10     Low Volatility Equity Fund

Fund price and distribution information For the six-month period ended 1/31/15

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	1		1	1	1		1
Income	$0.031		—	—	$0.017		$0.073
Capital gains — Long-term	0.307		$0.307	$0.307	0.307		0.307
Capital gains — Short-term	0.128		0.128	0.128	0.128		0.128
Total	$0.466		$0.435	$0.435	$0.452		$0.508
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
7/31/14	$11.17	$11.85	$11.08	$11.07	$11.12	$11.52	$11.19
1/31/15	11.25	11.94	11.14	11.13	11.18	11.59	11.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	20.27%	13.36%	18.68%	14.68%	18.71%	18.71%	19.20%	15.03%	20.88%
Annual average	10.90	7.28	10.07	7.98	10.09	10.09	10.34	8.16	11.21
1 year	8.87	2.61	8.06	3.06	8.07	7.07	8.28	4.49	9.16
6 months	4.36	–1.64	3.94	–1.06	3.95	2.95	4.07	0.43	4.55

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Low Volatility Equity Fund     11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Net expenses for the fiscal year ended 7/31/14*†	1.21%	1.96%	1.96%	1.71%	0.96%
Total annual operating expenses for the fiscal year ended 7/31/14†	1.51%	2.26%	2.26%	2.01%	1.26%
Annualized expense ratio for the six-month period ended 1/31/15	1.20%	1.95%	1.95%	1.70%	0.95%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/15.

†Restated to reflect current fees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2014, to January 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.20	$10.05	$10.05	$8.76	$4.91
Ending value (after expenses)	$1,048.30	$1,044.10	$1,044.20	$1,045.40	$1,049.30

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12     Low Volatility Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2015, use the following calculation method. To find the value of your investment on August 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.11	$9.91	$9.91	$8.64	$4.84
Ending value (after expenses)	$1,019.16	$1,015.38	$1,015.38	$1,016.64	$1,020.42

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Low Volatility Equity Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14     Low Volatility Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2015, Putnam employees had approximately $470,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Low Volatility Equity Fund     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     Low Volatility Equity Fund

The fund’s portfolio 1/31/15 (Unaudited)

COMMON STOCKS (95.6%)*	Shares	Value
Aerospace and defense (5.1%)
General Dynamics Corp.	5,571	$742,113
L-3 Communications Holdings, Inc.	1,977	243,408
Lockheed Martin Corp.	3,868	728,615
Raytheon Co.	2,320	232,116
Rockwell Collins, Inc.	2,971	254,377
TransDigm Group, Inc.	1,087	223,411
		2,424,040
Air freight and logistics (2.4%)
CH Robinson Worldwide, Inc.	3,319	236,379
Expeditors International of Washington, Inc.	1,177	51,411
United Parcel Service, Inc. Class B	8,459	836,088
		1,123,878
Auto components (0.3%)
Gentex Corp.	6,560	109,685
Lear Corp.	385	38,635
		148,320
Automobiles (0.6%)
Harley-Davidson, Inc.	4,727	291,656
		291,656
Banks (5.0%)
BB&T Corp.	12,709	448,501
Cullen/Frost Bankers, Inc.	1,148	71,520
PNC Financial Services Group, Inc.	7,308	617,818
Wells Fargo & Co.	23,698	1,230,400
		2,368,239
Beverages (0.7%)
Dr. Pepper Snapple Group, Inc.	4,044	312,480
		312,480
Capital markets (0.5%)
Northern Trust Corp.	3,233	211,374
		211,374
Chemicals (1.7%)
Airgas, Inc.	1,181	133,028
Axalta Coating Systems, Ltd. †	1,284	32,960
International Flavors & Fragrances, Inc.	1,386	147,068
Sherwin-Williams Co. (The)	1,805	489,642
		802,698
Commercial services and supplies (0.9%)
Stericycle, Inc. †	1,145	150,327
Waste Management, Inc.	5,448	280,191
		430,518
Communications equipment (2.2%)
Cisco Systems, Inc.	36,642	966,066
Motorola Solutions, Inc.	747	47,088
		1,013,154
Consumer finance (1.7%)
Capital One Financial Corp.	9,867	722,363
Synchrony Financial †	2,903	89,587
		811,950

Low Volatility Equity Fund     17

COMMON STOCKS (95.6%)* cont.	Shares	Value
Containers and packaging (0.8%)
Avery Dennison Corp.	2,080	$108,722
Ball Corp.	2,988	189,230
Bemis Co., Inc.	2,258	100,029
		397,981
Diversified financial services (2.4%)
Berkshire Hathaway, Inc. Class B †	7,667	1,103,358
NASDAQ OMX Group, Inc. (The)	633	28,885
		1,132,243
Diversified telecommunication services (1.4%)
Verizon Communications, Inc.	14,904	681,262
		681,262
Electric utilities (2.9%)
American Electric Power Co., Inc.	7,414	465,673
Pinnacle West Capital Corp.	2,471	173,415
Southern Co. (The)	14,735	747,359
		1,386,447
Energy equipment and services (1.0%)
National Oilwell Varco, Inc.	8,243	448,666
		448,666
Food and staples retail (2.4%)
Costco Wholesale Corp.	5,905	844,356
Wal-Mart Stores, Inc.	3,264	277,375
		1,121,731
Food products (0.6%)
Bunge, Ltd.	2,816	252,116
Pinnacle Foods, Inc.	1,178	42,373
		294,489
Health-care equipment and supplies (2.6%)
Abbott Laboratories	14,972	670,147
C.R. Bard, Inc.	1,456	249,020
Edwards Lifesciences Corp. †	2,362	296,077
		1,215,244
Health-care providers and services (2.3%)
AmerisourceBergen Corp.	5,052	480,193
Cardinal Health, Inc.	2,364	196,661
DaVita HealthCare Partners, Inc. †	3,760	282,226
Mednax, Inc. †	1,803	122,406
		1,081,486
Hotels, restaurants, and leisure (2.0%)
Chipotle Mexican Grill, Inc. †	101	71,694
McDonald’s Corp.	9,516	879,659
		951,353
Household durables (0.2%)
Tupperware Brands Corp.	1,124	75,994
		75,994
Household products (1.9%)
Church & Dwight Co., Inc.	1,732	140,153
Clorox Co. (The)	1,493	159,318
Colgate-Palmolive Co.	8,987	606,802
		906,273
Industrial conglomerates (1.5%)
Danaher Corp.	8,529	702,619
		702,619

18     Low Volatility Equity Fund

COMMON STOCKS (95.6%)* cont.	Shares	Value
Insurance (2.9%)
Axis Capital Holdings, Ltd.	1,954	$99,459
Chubb Corp. (The)	1,396	136,668
Everest Re Group, Ltd.	799	136,933
PartnerRe, Ltd.	1,000	114,400
RenaissanceRe Holdings, Ltd.	884	84,537
Travelers Cos., Inc. (The)	5,888	605,404
XL Group PLC	6,133	211,527
		1,388,928
Internet software and services (1.8%)
eBay, Inc. †	15,653	829,609
		829,609
IT Services (6.6%)
Accenture PLC Class A	8,414	707,028
Automatic Data Processing, Inc.	6,053	499,554
Computer Sciences Corp.	3,189	193,509
Fidelity National Information Services, Inc.	2,863	178,737
Fiserv, Inc. †	3,553	257,699
Paychex, Inc.	7,305	330,624
Vantiv, Inc. Class A †	2,878	98,974
Visa, Inc. Class A	3,349	853,694
		3,119,819
Media (3.3%)
Discovery Communications, Inc. †	5,142	143,359
Interpublic Group of Cos., Inc. (The)	9,177	184,052
Madison Square Garden Co. (The) Class A †	1,388	105,141
Omnicom Group, Inc.	4,310	313,768
Scripps Networks Interactive Class A	2,372	168,625
Walt Disney Co. (The)	7,115	647,180
		1,562,125
Metals and mining (0.8%)
Newmont Mining Corp.	10,069	253,235
Royal Gold, Inc.	1,551	112,385
		365,620
Multi-utilities (0.1%)
Alliant Energy Corp.	1,017	69,776
		69,776
Multiline retail (3.5%)
Dollar General Corp. †	6,887	461,842
Dollar Tree, Inc. †	4,623	328,695
Kohl’s Corp.	1,492	89,102
Target Corp.	10,557	777,101
		1,656,740
Oil, gas, and consumable fuels (6.4%)
Exxon Mobil Corp.	17,600	1,538,592
HollyFrontier Corp.	4,359	156,575
Kinder Morgan, Inc.	20,045	822,847
Spectra Energy Corp.	14,859	496,885
		3,014,899

Low Volatility Equity Fund     19

COMMON STOCKS (95.6%)* cont.	Shares	Value
Pharmaceuticals (9.1%)
Eli Lilly & Co.	11,780	$848,160
Johnson & Johnson	13,051	1,306,927
Merck & Co., Inc.	17,600	1,060,928
Pfizer, Inc.	33,883	1,058,844
		4,274,859
Real estate investment trusts (REITs) (3.8%)
Alexandria Real Estate Equities, Inc.	1,105	107,760
American Campus Communities, Inc.	2,355	103,526
American Capital Agency Corp.	7,983	172,034
Brixmor Property Group, Inc.	1,219	33,035
HCP, Inc.	8,260	390,615
Health Care REIT, Inc.	3,990	326,981
Public Storage	1,637	328,775
Spirit Realty Capital, Inc.	8,871	114,081
Starwood Property Trust, Inc.	4,960	118,693
Taubman Centers, Inc.	1,199	98,258
		1,793,758
Semiconductors and semiconductor equipment (2.2%)
Analog Devices, Inc.	4,214	219,570
Broadcom Corp. Class A	11,898	504,892
Linear Technology Corp.	2,504	112,530
Maxim Integrated Products, Inc.	6,344	209,923
		1,046,915
Software (1.3%)
FactSet Research Systems, Inc.	724	103,959
Intuit, Inc.	5,071	440,264
Microsoft Corp.	1,704	68,842
		613,065
Specialty retail (0.9%)
AutoZone, Inc. †	734	438,169
		438,169
Technology hardware, storage, and peripherals (4.1%)
Apple, Inc.	7,344	860,423
EMC Corp.	30,730	796,829
NetApp, Inc.	7,021	265,394
		1,922,646
Textiles, apparel, and luxury goods (1.4%)
NIKE, Inc. Class B	352	32,472
Ralph Lauren Corp.	1,291	215,455
VF Corp.	5,682	394,160
		642,087
Tobacco (3.3%)
Altria Group, Inc.	17,110	908,541
Philip Morris International, Inc.	3,701	296,968
Reynolds American, Inc.	5,341	362,921
		1,568,430
Water utilities (0.3%)
American Water Works Co., Inc.	2,163	121,431
		121,431
Wireless telecommunication services (0.7%)
SBA Communications Corp. Class A †	2,889	337,146
		337,146
Total common stocks (cost $43,067,086)		$45,100,117

20     Low Volatility Equity Fund

PURCHASED OPTIONS OUTSTANDING (2.8%)*	Expiration date/ strike price	Contract amount	Value
SPDR S&P 500 ETF Trust (Put)	Jan-16/$170.00	$37,532	$243,615
SPDR S&P 500 ETF Trust (Put)	Dec-15/180.00	38,445	317,853
SPDR S&P 500 ETF Trust (Put)	Nov-15/180.00	38,497	302,507
SPDR S&P 500 ETF Trust (Put)	Oct-15/162.00	37,964	144,869
SPDR S&P 500 ETF Trust (Put)	Sep-15/170.00	37,733	169,764
SPDR S&P 500 ETF Trust (Put)	Aug-15/170.00	37,745	144,391
Total purchased options outstanding (cost $1,436,856)			$1,322,999

U.S. TREASURY OBLIGATIONS (0.5%)*	Principal amount	Value
U.S. Treasury Notes 1.625%, July 31, 2019 [i]	$251,000	$256,491
Total U.S. treasury obligations (cost $256,491)		$256,491

SHORT-TERM INVESTMENTS (3.0%)*	Principal amount/shares	Value
Putnam Short Term Investment Fund 0.10% L	Shares 336,911	$336,911
SSgA Prime Money Market Fund Class N 0.01% P	Shares 960,000	960,000
U.S. Treasury Bills with an effective yield of 0.02%, April 23, 2015 Δ	$120,000	119,998
Total short-term investments (cost $1,416,907)		$1,416,909

TOTAL INVESTMENTS
Total investments (cost $46,177,340)	$48,096,516

Key to holding’s abbreviations
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through January 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $47,174,930.
†	This security is non-income-producing.
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $58,984 to cover certain derivative contracts.

Low Volatility Equity Fund     21

WRITTEN OPTIONS OUTSTANDING at 1/31/15 (premiums $124,411) (Unaudited)
	Expiration date/strike price	Contract amount	Value
SPDR S&P 500 ETF Trust (Call)	Feb-15/$209.00	$95,050	$43,723
SPDR S&P 500 ETF Trust (Call)	Feb-15/210.00	74,798	11,547
SPDR S&P 500 ETF Trust (Call)	Feb-15/212.00	19,945	1,481
SPDR S&P 500 ETF Trust (Call)	Feb-15/209.00	19,800	1,963
SPDR S&P 500 ETF Trust (Call)	Feb-15/211.00	17,862	270
Total			$58,984

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$5,766,444	$—	$—
Consumer staples	4,203,403	—	—
Energy	3,463,565	—	—
Financials	7,706,492	—	—
Health care	6,571,589	—	—
Industrials	4,681,055	—	—
Information technology	8,545,208	—	—
Materials	1,566,299	—	—
Telecommunication services	1,018,408	—	—
Utilities	1,577,654	—	—
Total common stocks	45,100,117	—	—
Purchased options outstanding	$—	$1,322,999	$—
U.S. treasury obligations	—	256,491	—
Short-term investments	1,296,911	119,998	—
Totals by level	$46,397,028	$1,699,488	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	—	(58,984)	—
Totals by level	$—	$(58,984)	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

22     Low Volatility Equity Fund

	Statement of assets and liabilities 1/31/15 (Unaudited)
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $45,840,429)	$47,759,605
	Affiliated issuers (identified cost $336,911) (Notes 1 and 5)	336,911
	Dividends, interest and other receivables	21,446
	Receivable for shares of the fund sold	251,259
	Receivable for investments sold	19,846,608
	Prepaid assets	16,423
	Total assets	68,232,252
	LIABILITIES
	Payable for investments purchased	19,714,307
	Payable for shares of the fund repurchased	2,996
	Payable for compensation of Manager (Note 2)	5,624
	Payable for custodian fees (Note 2)	6,550
	Payable for investor servicing fees (Note 2)	14,798
	Payable for administrative services (Note 2)	355
	Payable for distribution fees (Note 2)	1,374
	Written options outstanding, at value (premiums $124,411) (Notes 1 and 3)	58,984
	Collateral on certain derivative contracts, at value (Note 1)	1,216,491
	Other accrued expenses	35,843
	Total liabilities	21,057,322
	Net assets	$47,174,930

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$44,394,754
	Distributions in excess of net investment income (Note 1)	(8,706)
	Accumulated net realized gain on investments (Note 1)	804,279
	Net unrealized appreciation of investments	1,984,603
	Total — Representing net assets applicable to capital shares outstanding	$47,174,930
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($2,758,969 divided by 245,315 shares)	$11.25
	Offering price per class A share (100/94.25 of $11.25)*	$11.94
	Net asset value and offering price per class B share ($369,187 divided by 33,129 shares)**	$11.14
	Net asset value and offering price per class C share ($512,011 divided by 46,007 shares)**	$11.13
	Net asset value and redemption price per class M share ($135,087 divided by 12,078 shares)	$11.18
	Offering price per class M share (100/96.50 of $11.18)*	$11.59
	Net asset value, offering price and redemption price per class Y share ($43,399,676 divided by 3,859,668 shares)	$11.24
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Low Volatility Equity Fund     23

Statement of operations Six months ended 1/31/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $277)	$375,850
Interest (including interest income of $309 from investments in affiliated issuers) (Note 5)	313
Securities lending (Note 1)	35
Total investment income	376,198
EXPENSES
Compensation of Manager (Note 2)	115,883
Investor servicing fees (Note 2)	36,695
Custodian fees (Note 2)	10,681
Trustee compensation and expenses (Note 2)	424
Distribution fees (Note 2)	7,230
Administrative services (Note 2)	579
Auditing and tax fees	18,684
Blue sky expense	31,186
Other	13,296
Fees waived and reimbursed by Manager (Note 2)	(50,350)
Total expenses	184,308
Expense reduction (Note 2)	(197)
Net expenses	184,111
Net investment income	192,087

Net realized gain on investments (Notes 1 and 3)	2,965,617
Net realized loss on futures contracts (Note 1)	(51,495)
Net realized loss on written options (Notes 1 and 3)	(390,051)
Net unrealized depreciation of investments and written options during the period	(993,742)
Net gain on investments	1,530,329
Net increase in net assets resulting from operations	$1,722,416

The accompanying notes are an integral part of these financial statements.

24     Low Volatility Equity Fund

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/15*	Year ended 7/31/14
	Operations:
	Net investment income	$192,087	$326,250
	Net realized gain on investments	2,524,071	793,051
	Net unrealized appreciation (depreciation) of investments	(993,742)	1,822,150
	Net increase in net assets resulting from operations	1,722,416	2,941,451
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(6,853)	(65,035)
	Class B	—	(1,612)
	Class C	—	(7,257)
	Class M	(273)	(251)
	Class Y	(256,420)	(401,848)
	Net realized short-term gain on investments
	Class A	(28,298)	—
	Class B	(3,819)	—
	Class C	(4,531)	—
	Class M	(2,053)	—
	Class Y	(449,613)	—
	From net realized long-term gain on investments
	Class A	(67,871)	—
	Class B	(9,160)	—
	Class C	(10,868)	—
	Class M	(4,922)	—
	Class Y	(1,078,370)	—
	Increase (decrease) from capital share transactions (Note 4)	19,727,790	(4,747,372)
	Total increase (decrease) in net assets	19,527,155	(2,281,924)
	NET ASSETS
	Beginning of period	27,647,775	29,929,699
	End of period (including distributions in excess of net investment income of $8,706 and undistributed net investment income of $62,753, respectively)	$47,174,930	$27,647,775
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Low Volatility Equity Fund     25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) cd	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
January 31, 2015**	$11.17	.05	.50	.55	(.03)	(.44)	(.47)	$11.25	4.83*	$2,759	.61*	.42*	132*
July 31, 2014	10.31	.10	.92	1.02	(.16)	—	(.16)	11.17	9.91	2,388	1.20	.89	91
July 31, 2013†	10.00	.02	.29	.31	—	—	—	10.31	3.10*	3,776	.45*	.23*	17*
Class B
January 31, 2015**	$11.08	—[f]	.50	.50	—	(.44)	(.44)	$11.14	4.41*	$369	.98*	.01*	132*
July 31, 2014	10.28	.01	.92	.93	(.13)	—	(.13)	11.08	9.11	264	1.95	.08	91
July 31, 2013†	10.00	(.01)[e]	.29	.28	—	—	—	10.28	2.80*	77	.73*	(.14) *[e]	17*
Class C
January 31, 2015**	$11.07	—[f]	.50	.50	—	(.44)	(.44)	$11.13	4.42*	$512	.98*	.02*	132*
July 31, 2014	10.28	(.02)	.95	.93	(.14)	—	(.14)	11.07	9.12	299	1.95	(.13)	91
July 31, 2013†	10.00	—[f]	.28	.28	—	—	—	10.28	2.80*	65	.73*	.01*	17*
Class M
January 31, 2015**	$11.12	.02	.50	.52	(.02)	(.44)	(.46)	$11.18	4.54*	$135	.86*	.19*	132*
July 31, 2014	10.29	.04	.92	.96	(.13)	—	(.13)	11.12	9.34	157	1.70	.33	91
July 31, 2013†	10.00	—[f]	.29	.29	—	—	—	10.29	2.90*	20	.63*	.02*	17*
Class Y
January 31, 2015**	$11.19	.06	.50	.56	(.07)	(.44)	(.51)	$11.24	4.93*	$43,400	.48*	.54*	132*
July 31, 2014	10.32	.12	.92	1.04	(.17)	—	(.17)	11.19	10.16	24,539.95		1.15	91
July 31, 2013†	10.00	.04	.28	.32	—	—	—	10.32	3.20*	25,991	.35*	.37*	17*

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to July 31, 2013.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of average net assets
January 31, 2015	0.14%
July 31, 2014	0.53
July 31, 2013	0.58

e  The net investment income ratio and per share amount shown for the period ended may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

f  Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

26	Low Volatility Fund	Low Volatility Fund	27

Notes to financial statements 1/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through January 31, 2015.

Putnam Low Volatility Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek a total return comparable to that of the U.S. equity markets, but with lower volatility, over a market cycle (generally at least three years or more). The fund invests mainly in common stocks of large U.S. companies across all sectors. The fund expects to allocate its investments across sectors so that the fund’s portfolio approximately reflects sector weightings across the broader equity markets. Within each sector, the fund generally focuses its investments on those stocks that Putnam Management believes are likely to have lower sensitivity to broader market or sector movements. Putnam Management refers to these stocks as “low beta” stocks. Beta is a measurement of a stock’s anticipated sensitivity to price movements in a particular market, as measured by a market or sector index. A stock with a beta higher than 1.0 is generally expected to be more volatile than the index, and a stock with a beta of less than 1.0 should be less volatile than the index and may be expected to rise and fall in price more slowly than the market or sector. Putnam Management generally emphasizes investments within each sector in low beta stocks (measured relative to the S&P 500 Index) because Putnam Management believes that, over a full market cycle (generally at least three years or more), a portfolio of low beta stocks may be able to earn investment returns comparable to market returns, but with less volatility than the market, thus earning an attractive risk-adjusted return relative to the market. The fund intends to write (sell) call options, generally on equity indices but also on individual portfolio securities. The fund sells call options to earn premium income. Selling call options may also reduce the volatility of the fund’s portfolio. The fund intends to buy put options, generally on equity indices but also on individual portfolio securities. The fund buys put options to reduce the volatility of the fund’s portfolio by protecting the fund from the impact of significant market declines. In addition to call options and put options, the fund may use derivatives, such as futures, options, warrants and swap contracts, for hedging purposes and to adjust the return and volatility characteristics of the fund’s investments. Putnam Management may also make other investments, including in derivatives, intended to protect the fund from market volatility, or to take advantage of the potential for returns from instruments that perform well during periods of market volatility. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends, as well as general market conditions, when deciding whether to buy or sell investments. As noted above, Putnam Management will also consider the fund’s overall exposure to each sector.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent

28     Low Volatility Equity Fund

events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign

Low Volatility Equity Fund     29

securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Options contracts The fund uses options contracts to generate additional income for the portfolio and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate, in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as

30     Low Volatility Equity Fund

reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $58,714 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $120,000 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2014, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$24,384	$—	$24,384

The aggregate identified cost on a tax basis is $46,213,243, resulting in gross unrealized appreciation and depreciation of $2,627,432 and $744,132, respectively, or net unrealized appreciation of $1,883,273.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Low Volatility Equity Fund     31

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2015, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate 0.95% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $12,914 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $37,436 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,494
Class B	307
Class C	370
Class M	162
Class Y	33,362
Total	$36,695

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $197 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $25, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for

32     Low Volatility Equity Fund

the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,173
Class B	1,555
Class C	1,882
Class M	620
Total	$7,230

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,548 and $43 from the sale of class A and class M shares, respectively, and received $306 and $34 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$63,308,355	$47,257,327
U.S. government securities (Long-term)	—	—
Total	$63,308,355	$47,257,327

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$39,295	$8,230
Options opened	1,197,903	480,309
Options exercised	—	—
Options expired	(654,450)	(217,314)
Options closed	(355,293)	(146,814)
Written options outstanding at the end of the reporting period	$227,455	$124,411

Low Volatility Equity Fund     33

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/15		Year ended 7/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	95,959	$1,090,004	286,324	$3,115,046
Shares issued in connection with reinvestment of distributions	8,879	101,223	1,751	18,851
	104,838	1,191,227	288,075	3,133,897
Shares repurchased	(73,331)	(824,933)	(440,533)	(4,914,082)
Net increase (decrease)	31,507	$366,294	(152,458)	$(1,780,185)

	Six months ended 1/31/15		Year ended 7/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	9,515	$108,926	17,494	$188,955
Shares issued in connection with reinvestment of distributions	1,147	12,977	151	1,612
	10,662	121,903	17,645	190,567
Shares repurchased	(1,377)	(15,626)	(1,301)	(14,020)
Net increase	9,285	$106,277	16,344	$176,547

	Six months ended 1/31/15		Year ended 7/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	18,154	$204,858	116,219	$1,229,239
Shares issued in connection with reinvestment of distributions	1,364	15,398	677	7,256
	19,518	220,256	116,896	1,236,495
Shares repurchased	(511)	(5,808)	(96,206)	(1,019,553)
Net increase	19,007	$214,448	20,690	$216,942

	Six months ended 1/31/15		Year ended 7/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	1,885	$21,261	12,151	$133,700
Shares issued in connection with reinvestment of distributions	639	7,247	23	251
	2,524	28,508	12,174	133,951
Shares repurchased	(4,595)	(51,000)	—	—
Net increase (decrease)	(2,071)	$(22,492)	12,174	$133,951

	Six months ended 1/31/15		Year ended 7/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,191,845	$25,095,252	155,392	$1,686,625
Shares issued in connection with reinvestment of distributions	104,564	1,190,990	37,344	401,830
	2,296,409	26,286,242	192,736	2,088,455
Shares repurchased	(629,296)	(7,222,979)	(518,747)	(5,583,082)
Net increase (decrease)	1,667,113	$19,063,263	(326,011)	$(3,494,627)

34     Low Volatility Equity Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class M	1,052	8.71%	$11,761

At the close of the reporting period, two shareholders of record owned 27.8% and 7.9%, respectively, of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$—	$4,668,941	$4,668,941	$45	$—
Putnam Short Term Investment Fund*	96,685	20,630,663	20,390,437	264	336,911
Totals	$96,685	$25,299,604	$25,059,378	$309	$336,911

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$180,000
Written equity option contracts (contract amount) (Note 3)	$170,000
Futures contracts (number of contracts)	—*

*For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Equity contracts	Investments	$1,322,999	Payables	$58,984
Total		$1,322,999		$58,984

Low Volatility Equity Fund     35

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Total
Equity contracts	$(853,444)	$(51,495)	$(904,939)
Total	$(853,444)	$(51,495)	$(904,939)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Total
Equity contracts	$130,841	$130,841
Total	$130,841	$130,841

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Deutsche Bank AG	JPMorgan Chase Bank N.A.	Total
Assets:
Purchased options**#	$302,507	$—	$1,020,492	$1,322,999
Total Assets	$302,507	$—	$1,020,492	$1,322,999
Liabilities:
Written options#	—	58,714	270	58,984
Total Liabilities	$—	$58,714	$270	$58,984
Total Financial and Derivative Net Assets	$302,507	$(58,714)	$1,020,222	$1,264,015
Total collateral received (pledged)†##	$256,491	$(58,714)	$960,000
Net amount	$46,016	$—	$60,222

**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

36     Low Volatility Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Low Volatility Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

Putnam INVESTMENTS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

SA122
292752 3/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 31, 2015